Confidential © Pharsight Corporation
Pharsight Corporation
Investor Presentation
4th Quarter Fiscal 2007 Update
March 31, 2007
Shawn O’Connor
President,  Chairman and CEO
Will Frederick
CFO
Exhibit 99.1

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Forward-Looking Statements
This presentation includes forward-looking statements, including statements regarding our financial model, growth opportunities and strategic investments, our market position, the demand and market opportunity for our products and services, financial and product performance, expected benefits to customers from the use of our products, our customer base and our expectations for revenue, net cash flow, gross margin and net income for the fiscal year ending March 31, 2008. These forward-looking statements involve risks and uncertainties, and factors that could cause actual results to differ materially include the following: uncertainties involved in pharmaceutical drug development, changes in government regulation of the pharmaceutical industry, changes in the demand for our products and services, changes in our research and development focus or operating strategies, the failure to develop new products and services or to keep pace with technological changes, the failure of the market for our products and services to develop as expected, or for new customers beyond large pharmaceutical customers, who form a large component of our client base, to adopt our solutions, and the failure of our products and services to meet customer’s expectations.
Further information on potential factors that could affect actual results is included in Pharsight’s
Quarterly Report on Form 10-Q, as filed with the Securities and Exchange Commission on
February 12, 2007. All forward-looking statements are based on information available to
Pharsight as of the date hereof, and Pharsight assumes no obligation to update such statements, whether as a result of new developments or otherwise.

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Overview
• Profile
– Founded in 1995 with IPO in August 2000
– Offices in Mountain View, CA (HQ) and Cary, NC (R&D)
– Global headcount approximately 90
– Stock traded OTCBB: PHST
• Key Industry Considerations
– Large Pharmaceutical and biotech marketplace
– Outsourcing of development activities escalating
– Rising drug development costs driving need for analytical drug development tools
– FDA focus on modeling and simulation for Critical Path Initiative
• Key Company Considerations
– Leading innovator in modeling and simulation
– Largest base of modeling and simulation skills and experience
– Leverageable software and professional service business models
– Industry standard software for PK/PD analysis
– FDA Cooperate Research and Development Agreement (CRADA)

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Pharsight Capabilities
Supporting Efficient Drug Development
Software Products
Enterprise and desktop products
for analyzing, presenting and
storing drug development data.
Improve productivity and
compliance
Strategic Consulting
Services
Consulting expertise in model-
based drug development and
decision-making.
Quantify your decision-
making
Metadata
Modeling-ready data sets
complied by experts from public
source medical & scientific
literature.
Understand the competitive
landscape
Reporting and
Analysis Services
High quality NCA and population
PK reporting and analysis.
Outsource reporting and
analysis
Training
A variety of courses teaching
Pharsight software tools and
model-based drug development
skills.
Build your capabilities

Copyright © 2007 Pharsight Corporation.   All rights reserved.
FDA and Pharsight sign CRADA - June 2006
• Pharsight will make available a comprehensive suite of software tools, including:
Pharsight
®
Knowledgebase Server™ (PKS™), PKS Validation Suite™, WinNonlin
®
Validation Suite™, Trial
Simulator™-and
Drug Model Explorer™ (DMX™).
• FDA will use the Pharsight tools to review clinical trial data, especially for clinical pharmacology and clinical safety reviews, and will provide feedback to Pharsight.
FDA Unveils Critical Path Opportunities List - March 2006
• #51 Clinical Trial Simulation.  Clinical trial simulation can predict efficient designs for development programs that reduce the number of trials and patients, improve decisions on dosing, and increase informativeness. Stakeholders are looking for first steps, such as identification of tools and best practices.
FDA Issues Critical Path Paper - June 2004
• The Critical Path Initiative is FDA's effort to stimulate and facilitate a national effort to modernize the scientific process through which a potential human drug, biological product, or medical device is transformed from a discovery or "proof of concept" into a medical product.
FDA Influence
Driving Market Adoption

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Market Opportunity
Drug Development Cost and Timeline
1
2002 Estimated Global Pharma and Biotech R&D Spending by Category:  BioPharm International, March 2003
2
PhRMA 2003 Industry Profile, March 2003
3
Bain and Co, December 2003
Research
$25 Billion
1
Significant Productivity
Increase and Investment
Clinical Development
$48 Billion
1
Productivity Continues
To Decline
•
High throughput screening
•
Combinatorial chemistry
•
Genomics
•
Rational drug design
•
Long, risky and complex
process
•
Of 5,000 screened
compounds: 250 enter
preclinical testing, 5
enter clinical testing and
1 is approved by FDA
2
•
Avg. cost to develop new
drug $802M
2
– $1.7B
3
•
Only 3 out of 10 drugs
produce revenues that match
or exceed R&D costs
2

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Market Opportunity
Software Product Diversification
• Customers expanding their use of the Pharsight family of
products can create $100K to $500K+ in initial revenue and
increases of 15x in ongoing maintenance revenue
WinNonlin Licenses
Before
Diversification
4 WNL Pro Users
$6K maint.
$90K+ maint.
0       1       2       3       4      5       6       7       8
WNL Enterprise
WNL Val Suite
IVIVC Toolkit
AutoPilot
PKS
PKS Val Suite
DMX
After Diversification
$6K
$90K
$100K to $500K+
initial purchase

Pharsight

gsk GlaxoSmithKline

Daiichi-Sankyo

NOVARTIS

Roche

novo nordisk®

Cephalon deliver more

Pfizer

Lilly

Wyeth

P&G

Johnson & Johnson

Boehringer Ingelheim

sanofi aventis
Because health matters

KYOWA

Bayer

SERVIER

8 Copyright © 2007 Pharsight Corporation. All rights reserved. Current Customers Includes All Top 50 Pharma Companies

Confidential © Pharsight Corporation Software Products

Copyright © 2007 Pharsight Corporation.   All rights reserved.
• Analytics
– WinNonlin
®
– WinNonMix
®
– Trial Simulator™
– IVIVC Toolkit™ for WinNonlin
• Data Management & Compliance
– Pharsight
®
Knowledgebase Server™
– PKS Reporter
– WinNonlin AutoPilot™
• Validation
– WinNonlin Validation Suite™
– PKS Validation Suite™
• Model Visualization
– Drug Model Explorer
®
(DMX
®
)
Software Products
Overview

Copyright © 2007 Pharsight Corporation.   All rights reserved.
•
Over 1,250 active software customers
•
All Top 50 Pharma
2
license at least one of our software products
•
Our software applications are licensed for use on more than 6,700 desktops in industry and academia
•
13 of the Top 50 Pharma
2
are PKS
TM
customers
– 19 total PKS
TM
customers
– Over 875 seats sold
•
7 of the Top 50 Pharma
2
are DMX
TM
customers
– 8 total DMX
TM
customers
– Over 275 seats sold
Software Products
Market Acceptance
1
1
As of March 31, 2007
2
Pharma Exec 50:  Pharmaceutical Executive, May 2006

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Software Products
Return on Investment Example
“Within 2 years of (implementing Pharsight’s WinNonlin automation and other measures) the two people conducting the routine pharmacokinetic studies had completed 45 studies in 1 year.” (previous staff of 19 for the same work)
“The cycle time to issue final reports decreased from 16 months on average to less than 3 months.”
Richard Lalonde, PharmD, Executive Director, Department of Clinical Pharmacokinetics and
Pharmacodynamics, Pfizer Global Research and Development, Ann Arbor, Mich. et al,, from the
International Journal of Pharmaceutical Medicine 18(1):13-17, 2004
Higher productivity
Faster cycle times
Pfizer

NCA Chart - [Untitled1]
Subject=1, Form=Capsule
Rsq=0.9927 Rsq_adjusted=0.9908 HL_Lambda_z=40.8031 (min)
(6 points used in calculation)
Uniform Weighting
Conc (ug/L)
Time (min)
Observed
Predicted
X vs. Observed Y and Predicted Y

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Software Products
WinNonlin
®
(“WNL™”)
•
Key Benefits
– Used to simulate effects of different dosing regimens and changes in pharmacokinetic parameters required in regulatory submissions
– Increases productivity in modeling, analysis and reporting activities
•
Potential Growth Drivers
– Maintain market share under current subscription model via renewals
– Provide upgrade path to support incremental new revenue opportunity
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $5,000 per seat
•
Strong recurring revenue with >90% renewal
Industry Gold-Standard for Pharmacokinetic (“PK”),
Pharmacodynamic (“PD”) Modeling, and Non Compartmental Analysis

Pharsight

phenobarbital dataset
Observed conc
Predicted conc
Unity
Observed vs Predicted

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Software Products
WinNonMix
®
(“WNM™”)
Nonlinear Mixed Effects (Population) Analysis Software Application
•
Key Benefits
– Extensive built-in library of PK, PD and PK-PD models
– NONMEM data import wizard
– Built-in report-ready graphics capability
– Estimation algorithms for sparse and for rich data sets
– Maximum likelihood or restricted maximum likelihood
•
Potential Growth Drivers
– Increase interoperability with other Pharsight tools
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $7,500 per seat
•
Strong recurring revenue with >95% renewal

Pharsight

Pharsight Trial Simulator - [PainAway.std]
File Edit View Tools Simulation Window Help
Drug Model
Print Edit View Insert Options

Copyright © 2007 Pharsight Corporation.   All rights reserved.
State-of-the-Art Clinical Trial Design and Simulation Software
•
Key Benefits
– Minimize risk of trial design
– Formalize assumptions
– Quantify uncertainty
– Reduce cost of clinical trials and drug development time-to-market
•
Potential Growth Drivers
– Increase potential interoperability with other Pharsight tools
– Increased emphasis on trial simulation in the FDA critical path initiative
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $25,000 per seat
Software Products
Trial Simulator™

Pharsight

Formulation
Parameter
Predicted
Observed
Ratio
Copy
Paste
View All

Copyright © 2007 Pharsight Corporation.   All rights reserved.
In vivo-in vitro correlations (IVIVC)
•
Key Benefits
– Speed  formulation development
– Improve success of bioequivalence studies
– Reduce expense and time needed for in vivo studies
•
Potential Growth Drivers
– Increase interoperability with other Pharsight tools
– Enlarge the WinNonlin user base and expand PKS demand
•
Sales Model
– Subscription license
– Low-cost inside sales force
– Distributor in Asia
•
ASP approx. $3,000 per seat
(requires WinNonlin license)
Software Products
IVIVC Toolkit™ for WinNonlin

WinNonlin
PKS Reporter
PKS Connectors
PKS Clients
Word
Excel
NONMEM
SAS
S-PLUS
SigmaPlot
Pharsight
Knowledgebase Server

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Software Products
Pharsight
®
Knowledgebase Server™ (“PKS™”)
•
Key Benefits
– Dramatically improves data management and data access
– Increases productivity in analysis and reporting tasks
– Supports compliance with FDA requirements for electronic records and signature,
CFR 21 part 11
•
Potential Growth Drivers
– Installed base of current large pharma clients – expand seat count within current clients
– Optimize adoption pattern of industry
– Provide upgrade path, expanded utility
•
Sales Model
– Subscription and perpetual license
– Software license plus services
– Direct sales force
– Distributor in Asia
•
ASP approx. $15,000 per seat
Enterprise Data Management Systems for Secure Storage and Management
of PK/PD Data

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Streamlining Routine Clinical PK Analyses and Reporting
•
Key Benefits
– Capture and implement best practices and business rules within a department and across sites.
– Standardize content and formatting of analyses and reports to reduce authoring/review effort and improve consistency and quality.
– Automate analyses with computer-based scripts to ensure repeatability and traceability.
– Decrease reporting backlog and submission delays, and increase ability to respond to requests for interim analyses.
– Free-up PK scientific resources to focus on trial simulation, population PK modeling and model-based drug profile exploration.
– Extend PK automation gains to regulatory-compliant workflows and report generation through integration with PKS and PKS Reporter.
•
Potential Growth Drivers
– Extend AutoPilot to preclinical analysis and reporting
•
Sales Model
– Subscription and perpetual license
– Software license plus services
– Direct sales force
– Distributor in Asia
•
ASP approx. $35,000 per seat (five seat purchaser)
Software Products
WinNonlin AutoPilot™
UNDER
UNDER
DEVELOPMENT
DEVELOPMENT

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Software Products
Drug Model Explorer™ (“DMX
®
”)
•
Key Benefits
– Facilitates more efficient collaboration within project teams to explore key drug attributes, and their respective uncertainties
– Enables more flexible scenarios and generates views of program data from underlying model outputs and simulated responses over defined problem-space
– Pfizer received Bio-IT World 2005 Best Practices Award for Computational Biology &
Informatics with use of DMX to aid decision making
1
•
Potential Growth Drivers
– Expand client base of early adopters
– Expand utility and footprint of application
– Increase interoperability with other
Pharsight tools
– Bundling with strategic consulting services
•
Sales Model
– Subscription and perpetual license model
•
ASP approx. $10,000 per seat
Software-Based Communication Technology, Designed to Facilitate
Quantitative Decision-Making in Drug Development
1
Bio-IT World Best Practices 2005:  Bio-IT World, August 2005

Confidential © Pharsight Corporation Strategic Consulting Services

Copyright © 2007 Pharsight Corporation.   All rights reserved.
•
World-class experts in clinical
pharmacology, PK/PD, decision
analysis, and statistics
•
Rich mix of drug development
experience from industry,
academic and consulting
backgrounds
•
Consulting engagements
completed in all major
therapeutic areas and indications
•
Projects in all phases of the
regulatory timeline
•
Serving all major drug
development geographies,
including US, EU, and Japan
Strategic Consulting Services
Overview

Copyright © 2007 Pharsight Corporation.   All rights reserved.
• Over 40 active consulting clients in Fiscal 2007
– 19 of the Top 50 Pharma
2
were active consulting clients
– 24 new consulting clients
• Over 140 projects engaged during Fiscal 2007
• Diverse Customer Workplans
– Hourly engagements to annual engagements
– Several thousand dollars to multi-million dollars
– Time-and-material based or milestone based
Strategic Consulting Services
Market Acceptance
1
1 As of March 31, 2007
2 Pharma Exec 50:  Pharmaceutical Executive, May 2006

Pharsight

		•	•	•	•
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Copyright © 2007 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Broad Modeling Capabilities
Pre-
Clinical
Pain
Ophthamology
Dermatology
Anti-infectives
Anti-inflammatory
Phase
II
Phase
III
Phase I
Phase
IV
Genito-urinary
Immunomodulation
Oncology
Respiratory
Gastro-intestinal
Endocrine
Central Nervous
System
Cardiovascular
Therapeutic Area
Quantitative decision support provided on multiple projects in all phases of drug development across most major therapeutic areas and for a variety of indications

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Customer Value
•
A complete analysis of your next decision and a
recommendation
•
Quantification of the size of the risk you take in your
next decision
•
Information on your project of the type increasingly
requested by the FDA
•
Access to some of the world’s leading experts in drug
development science
If prediction looks like this,
Continue Current Phase
If prediction looks like this,
Stop Development
Not Competitive
Response at Given Dose
Competitive
If prediction looks like this,
Proceed to Next Phase
Standard of Care

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Growth Drivers
• Industry Factors
– Increased acceptance of modeling and simulation to achieve efficient drug development decision making
– FDA Critical Path Initiative advocates increased use of
modeling and simulation to overcome poor development
productivity
– Increased usage of outsourced capabilities
• Internal Factors
– Focused effort and investment to diversify client base showing momentum
– Expanding scope and increasing efficiency of consulting
engagements
– Broad therapeutic area expertise
– Advanced modeling and simulation skills, knowledge and
experience

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Revenue Diversification
1
FY07
52%
48%
Top 2 clients
Others
FY06
62%
38%
Top 2 clients
Others
$10.9M Revenue
$9.3M Revenue
Successful Diversification Efforts with Reduced Revenue Dependency on “Top
2 Clients”
1 As of March 31, 2007

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Strategic Consulting Services
Return on Investment Example
Aventis turned to a computer model from … Pharsight. Using its own animal and human test data, Aventis was able to simulate later-stage clinical trials. Based on that simulation, “we stopped funding development of the compound. The ratio between the therapeutic benefit and side effect demonstrated that this compound was not as beneficial as Evista.”
Douglas estimates that the Pharsight computer model saved Aventis $50M to $100M, the cost of later-stage clinical trials.  “We were able to switch to another project with a greater chance of success.”
Frank Douglas, former Aventis Chief Scientific Officer and Executive VP of Drug Innovation and
Approval
Forbes ASAP, 10/7/02
Faster failure
Higher productivity
sanofi-aventis

Confidential © Pharsight Corporation Reporting and Analysis Services

RAS
SCS
Pre-Clinical
Phase I
Phase II
Phase III
Phase IV
TK
PK
Allometric Scaling
IVIVC
BA/BE
SAD
MAD
Food interaction
Renal/hepatic
DDI
QT Prolongation
Trial Design
Bridging Studies
Population PK/PD (Pooled Data from Phase I, II and sparse from Phase III)
Risk/Benefit Assessment
Competitive positioning
Disease Modeling
Line extensions
New indications
"Information Gathering"
"Decision Making"
Risk

Copyright © 2007 Pharsight Corporation.   All rights reserved.
•
Reporting and
analysis of early-
phase, regulatory-
required studies
•
Complements
software and
Strategic
Consulting
Services
•
New services
create deeper
relationships with
our clients
•
Leverages value
of Pharsight brand
in PK/PD
•
Provides a new
source of revenue
and margin
Reporting and Analysis Services
Overview

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Reporting and Analysis Services
Growth Drivers
•
Industry Factors
– Large, established market
– Increased usage of outsourced capabilities
– New requirements for analysis-intensive studies
– Growing diversification to new delivery platforms
•
Internal Factors
– Existing relationships with software and Strategic
Consulting Services customers provide selling synergies
for additional services
– Opportunity to deliver better and faster using Pharsight
software for automated, regulatory-compliant reporting
and analysis

Confidential © Pharsight Corporation Financial Overview

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Accomplishments and Guidance
FY07 Accomplishments
• Revenue growth
– Y/Y revenue growth of 10%
– 4
th
consecutive year of revenue growth
• Gross Margin
– 69% of revenue
• Profitability
– Net income of $2.7M (11% of
revenue), excluding SFAS 123R
expense
– Diluted EPS of $0.05, net of $0.04 for
SFAS 123R expense
– 3
rd
consecutive year of profitability
• Positive annual net cash flow
– $3.8M increase in cash
– 3
rd
consecutive year of positive cash
flow
FY08 Guidance
• Continued revenue growth
– Y/Y revenue growth of approx. 10% to
15%, or approx. $27.5M - $29M
• Gross Margin
– Approx. 64% to 68% of revenue
• Continued profitability
– Net income of approx. 8% - 12% of
revenue, excluding SFAS 123R
expense
– Diluted EPS of $0.03 - $0.07, net of
approx. $0.04 for SFAS 123R expense
• Continued positive annual net
cash flow

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Summary Income Statements
(in thousands)
Consol. SPBU SCS Consol. SPBU SCS
Revenue
25,092    14,238    10,854    22,742    13,449    9,293
Y/Y growth
10% 6% 17% 1% 11% -12%
Cost of revenue
7,731     1,383     6,348     7,699     1,789     5,910
Gross profit
17,361    12,855    4,506     15,043    11,660    3,383
Gross margin
69% 90% 42% 66% 87% 36%
Operating expenses
15,715    10,809    4,906     14,461    9,885     4,556
Operating income
1,646     2,046     (400)       582        1,775     (1,173)
Net income
1,871     530
FY07 FY06
Note:  FY07 Net income reflects $831 for stock-based compensation expense included in Cost of revenue and
Operating expenses

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Summary Balance Sheets
(in thousands)
March 31,
2007
March 31,
2006
Cash & short term investments 14,665 $    10,832 $
Accounts receivable, net 3,087         4,585
Total current assets 18,275       15,715
Total assets 19,995 $    17,786 $
LIABILITIES & STOCKHOLDERS' DEFICIT
A/P & accrued expenses 4,389 $      3,981 $
Deferred revenue 8,289         7,605
Notes payable 292           1,519
Total current liabilities 12,970       13,105
Deferred revenue - long term -- 54
Notes payable - long term 100           392
Redeemable conv. pref. stock 7,119         6,641
Stockholders deficit (373)          (2,659)
Total liabilities & stockholders' deficit 19,995 $    17,786 $
ASSETS

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Annual Revenue by Business Unit
(in thousands)
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
FY04 FY05 FY06 FY07 FY08 Guidance
Software Products Strategic Consulting Guidance ($27.5M - $29M)

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Quarterly Revenue by Business Unit
(in thousands)
$0
$1,000
$2,000
$3,000
$4,000
$5,000
$6,000
$7,000
$8,000
Q4 FY06 Q1 FY07 Q2 FY07 Q3 FY07 Q4 FY07
Software Products Strategic Consulting

37 Copyright © 2007 Pharsight Corporation. All rights reserved. Annual Gross Profit (in thousands) $0 $2,500 $5,000 $7,500 $10,000 $12,500 $15,000 $17,500 FY03 FY04 FY05 FY06 FY07

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Annual Operating Income
(in thousands)
-$12,500
-$10,000
-$7,500
-$5,000
-$2,500
$0
$2,500
$5,000
FY03 FY04 FY05 FY06 FY07
Note:  FY07 Operating Income reflects $831 for stock-based compensation expense

39 Copyright © 2007 Pharsight Corporation. All rights reserved. Annual Operating Cash Flow (in thousands) -$8,000 -$6,000 -$4,000 -$2,000 $0 $2,000 $4,000 $6,000 FY03 FY04 FY05 FY06 FY07

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Equity Overview
•
Common Shares Outstanding
1
20 million
•
Preferred Shares Outstanding
1
8 million
– 1.8 million Series A and 0.2 million Series B
– Conversion ratio to Common at 4:1
•
Common Equivalent Shares (as converted)
1
28 million
•
PIPE Financing 6/02 and 9/02 = $7.5 million
– 1.8 million Units = 1 share Series A redeemable convertible stock + 1 warrant
– Warrants exercisable for 1 common share @ $1.15
– Preferred dividend rights of 2% quarterly in cash or Series B shares
– Conversion:
• Upon consent of at least 75% of preferred holders, or
• Upon close of public offering of at least $3.006 per share and proceeds of $40M
– Redemption:
• Upon election of at least 75% of preferred holders, or at Pharsight’s option, after June
26, 2007 (5
th
anniversary of initial issuance)
• Price of $4.008 per share
1 As of March 31, 2007

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Significant Shareholders
1
Alloy Entities 16% ownership
McKesson Corp. 14% ownership
Sprout Entities 9% ownership
Weiss Peck & Greer 6% ownership
Wellington Management Co. 4% ownership
Perritt Capital Management 1% ownership
Lewis Asset Management Corp. 1% ownership
1 Excludes Preferred Shares outstanding

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Executive Team
Shawn M. O’Connor President, Chairman and Chief Executive Officer
QRS, Diasonics Ultrasound, Peat Marwick
Will Frederick Chief Financial Officer
Versata, Clarent, ACT Networks, Disney
Daniel Weiner, PhD Chief Technology Officer
IVAX, Merrell Dow, Syntex, Quintiles
James Hayden SVP Global Sales
Accelrys, Bio-Rad Laboratories, Raytheon
Mark Hovde SVP Marketing
Hovde Associates, Fast Track Systems, DataEdge

Copyright © 2007 Pharsight Corporation.   All rights reserved.
Summary
• Current pharmaceutical market trends look favorable…
• Increasing mindshare for quantitative-based modeling and
simulation…
• FDA's call for more modeling and simulation in the Critical Path
Initiative…
• Financially stable and leveragable business model…
All support our drive towards expanding
Pharsight’s market footprint and continuing
sustainable revenue growth and profitability

Copyright © 2007 Pharsight Corporation.   All rights reserved.
All contents Copyright ©2007 Pharsight Corporation.  All rights reserved.
The copyright for this document is owned by Pharsight Corporation.
No part of this document may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopying, for any purpose, without the express written permission of Pharsight Corporation.
WinNonlin
®
, WNL
TM
, WinNonMix
®
, WNM
TM
, Trial Simulator
TM
, IVIVC Toolkit
TM
,
Pharsight Knowledgebase Server
TM
, PKS
TM
, WinNonlin AutoPilot
TM
, Drug
Model Explorer
TM
, DMX
®
, WinNonlin Validation Suite
TM
, PKS Validation
Suite
TM
and Pharsight
®
are trademarks or registered trademarks of Pharsight
Corporation.
All other brand and product names are trademarks or registered trademarks of their respective holders.
Proprietary Notice